Exhibit 99.3

www.ringenergy.com

Acquisition of Wishbone Energy’s Assets

February 2019

T:\FINANCE\Clients\Ring Energy\LevFin 2016\Ring-Energy-Logo.png Forward-Looking Statements and Cautionary Note Regarding Hydrocarbon Disclosures Forward –Looking Statements This Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933 and the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this Presentation regarding the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations are "forward-looking statements." These forward-looking statements are commonly identified by the use of such terms and phrases as “may,” “will,” “intends,” “estimates,” “expects,” “anticipates” and “believes“ or the negative variations thereof or comparable terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements. Factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2018 annual report on Form 10-K anticipated to be filed with the U.S. Securities and Exchange Commission (“SEC”) by March 1, 2019. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating projections contained in this presentation represent our reasonable estimates as of the date of this presentation. Neither our auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the projections are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the projections will vary from the projected results. Prospective investors are cautioned not to place undue reliance on the projections included herein. Cautionary Note regarding Hydrocarbon Disclosures The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. Reference to EUR (estimated ultimate recovery) of natural gas and oil includes amounts that are not yet classified as proved reserves under SEC definitions, but that we believe will ultimately be produced. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Factors affecting ultimate recovery include the scope of our drilling program, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates, and could be significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data.

Impactful Accretive Acquisition (1) Proved NAV/share calculated as YE2018 Proved PV-10 based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas) less total debt divided by current shares outstanding (2) Pro forma Proved NAV/share calculated as pro forma YE2018 Proved PV-10 based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas) less pro forma total debt divided by pro forma shares outstanding Note: Proved Reserves include PDP, PDNP and PUD Summary Highlights Acquisition Creates

Strategic Acquisition Consistent with Ring Strategy

Transaction Overview

- Ring Energy, Inc. has entered into an agreement to acquire Wishbone Energy Partners, LLC's ("Wishbone") assets in southwest Yoakum County, TX and eastern Lea County, NM
- Total purchase price of $300 MM, comprised of:
  - — $270 MM of cash drawn from upsized credit facility and borrowing base; and
  - — $30 MM of common stock
- Effective date of November 1, 2018
  - — Expected to close on or before mid April 2019
- Net production of ~6,000 Boe/d
- 49,754 gross (37,206 net) acres of mostly contiguous leasehold
  - — Adjacent to the prolific Wasson and Brahaney fields
- Asset is 96% operated by production volume
- 363 high return prospective horizontal San Andres drilling locations
- Owned and operated SWD system, surface, frac pits and fresh water wells keep operating costs low and enhance well economics

Wishbone Acreage Map


New Mexico
Lea
Texas
Yoakum
San Andres Hz Permits
San Andres Hz Wellbore
San Andres Vertical Wells
Wishbone Position

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•Ring’s acquisition of Wishbone’s position solidifies Ring’s position as “The Horizontal San Andres Consolidator” •Well economics of greater than 80% IRR expands premium inventory High Return Inventory •Stacked potential in San Andres could add additional drilling locations •Expands Ring’s leadership position in the horizontal San Andres play •Economies of scale enhances service and logistics advantages •Complementary assets will allow Ring to leverage corporate resources and field operations, leading to cost savings Significant Scale on the Platform / Northwest Shelf •Significant future potential from the undeveloped acreage •Potentially increases horizontal San Andres drilling inventory to over 22 years based on a 2-rig development program (56 wells/year) •Identified opportunities to increase well density with potential to expand to additional formations Substantial Upside at an Attractive Price •Broad base of producing wells provides for consistent, stable production and cash flows Established Production Profile •53 operated horizontal San Andres wells, 50 operated vertical wells and 24 non-operated wells •Largely contiguous acreage position approaching 50% HBP with minimal drilling commitments provides significant organic growth platform Financially Attractive Acquisition •Highly and immediately accretive on an NAV and cash flow basis •Maintain projection of being free cash flow positive by second half of 2019 •Identified significant corporate and operational synergies

Core San Andres Position with Strong Offset Well Results

	Well Name	Operator	Peak Month Oil (Bbl/d)
1	Sooner 662 A 1H	Wishbone	480
2	Badger 709 C 5XH	Wishbone	615
3	Badger 709 B 3XH	Wishbone	426
4	12th Man 660 1H	Wishbone	369
5	Badger 709 A 2XH	Wishbone	380
6	Bevo 664 SA 'A' 2H	Wishbone	464
7	Hullabaloo 648 1XH	Wishbone	343
8	Wishbone Farms 710 A 1H	Wishbone	365
9	Bevo 664 SA 'A' 1H	Wishbone	328
10	Horned Frog 400 1XH	Wishbone	361
11	Badger 709 C 4XH	Wishbone	345
12	Beaten Path 597-648 1XH	Riley	483
13	Heisenberg State Com 007H	Steward	617
14	Lazy Horse 581-600 4XH	Riley	160
15	Lazy Horse 581-600 B 3XH	Riley	379
16	Hair Splitter 4H	Steward	547
17	Moondance 534 1H	Steward	356
18	Moondance 534 2H	Steward	466
19	Nevermind 451 3H	Steward	475
20	Old Switcheroo 418 1H	Hadaway	437
21	Old Switcheroo 418 5H	Hadaway	425
22	Sawyer 576 1H	Walsh	235
23	Whiteport 537 1H	Steward	443
24	Pollos Hermanos 2H	Steward	474


New Mexico
Texas
New Mexico
Texas
Lea
Yoakum
Wishbone Position

Source: DrillingInfo

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Overview of Wishbone's Owned Infrastructure

Infrastructure Detail

- Owned surface lands/water infrastructure creates high margins and provides operational flexibilities
- 1,385 acres of owned surface rights
- 21 SWD wells with capacity of ~178,000 Bw/d
  - — Cost of water disposal is ~$0.04/Bw
- 15 source water wells with greater than 12,000 Bw/d of supply capacity
- 5 frac ponds centrally located on owned surface acreage
- 3 owned caliche pits for road material and new locations
- Infrastructure can accommodate a multi-rig drilling program
- 60% of current capacity is available for 3rd party volumes or commercial disposal

Wishbone's oil and gas assets are complemented by substantial owned surface infrastructure that is necessary to achieve low cost operations and to allow for continued development

Infrastructure Map



SWD Permit
SWD Wells
Water Source Wells
Frac Ponds
WB Waterworks ROW
Wishbone Texas ROW
Surface Acreage
Frac Pond/Water Credit
Wishbone Position
New Mexico
Lea
Texas
Yoakum
Wishbone Flats Surface
Wishbone Acres Surface
Denton Surface
Wishbone Farms Surface
15S 37E
15S 38E
0 1 2 4 Miles

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Significant Value at an Attractive Price

Standalone Wishbone Reserves Illustrate the Immediate Accretive Impact of the Acquisition Based on a $300 MM Purchase Price

Adds 363 Prospective Horizontal San Andres Locations



PV-10 @ SEC Pricing
$582
$1,252 MM
$554
$74
$42
Proved
Probable
Possible
Prospective

Reserve Category – SEC Pricing	PV-10 ($MM)
Proved	$582
Probable	$74
Possible	$42
Total 3P	$698
Prospective	$554
Total	$1,252

Note: Wishbone PV-10 per Ring internal estimates as of 12/31/2018 and based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas); Proved Reserves include PDP, PDNP and PUD

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Increased Scale and Growth Potential (1) Estimated January 2019 production Note: Ring reserves as of 12/31/2018 based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas); Wishbone reserves per Ring internal estimates as of 12/31/2018 and based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas); Proved Reserves include PDP, PDNP and PUD; Proved Developed Reserves include PDP and PDNP Central Basin Net Acres 76,028 37,206 113,234 49% Proved Reserves (Mboe)(1)(2) 36.6 34.3 70.9 94% PD Reserves (Mboe)(1)(2) 24.6 14.4 39.0 58% Q4’2018 EBITDA ($MM) $542 $582 $1,123 107% Current Production (MBoe/d) 6,100 6,000 12,100 98% 882 363 1,245 41%

Accretive to Key Per Share Metrics

	Net Production (Boe/d)	San Andres Net Acres	Prospective Hz San Andres Locations	Proved PV-10 ($MM)
Ring	6,100	76,028	882	$542
Wishbone	6,000	37,206	363	$582
Pro Forma	**12,100**	**113,234**	**1,245**	**$1,123**
				Shares Outstanding (MM)
Ring				63.2
Wishbone [(1)]				5.0
Pro Forma				**68.2**
(Per Million Shares, Except PV-10)	**Net Production (Boe/d)**	**San Andres Net Acres**	**Prospective Hz San Andres Locations**	**Proved PV-10**
Ring per Share	96	1,202	14	$8.57
Pro Forma per Share	**177**	**1,660**	**18**	**$16.46**
Implied Share Accretion	**84%**	**38%**	**31%**	**92%**


6,100
12,100
6,000
Ring
Wishbone
113,234
37,206
76,028
Ring
Wishbone
1,245
363
882
Ring
Wishbone
$542
$1,123
$582
Ring
Wishbone

(1) Assumes 5.0MM shares issued to Wishbone

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Pro Forma Net Asset Value

Pro Forma

Total Proved PV-10 ($MM)



$542
$137
$42
$363
$582
$290
$288
$4
$1,123
$425
$653
$46
PDP
PDNP
PUD

	Ring Energy, Inc.	Wishbone Energy Partners	Pro Forma Ring Energy, Inc.
Net Asset Value (Debt Adjusted) / Share	*Proved NAV/Share*	*Accretion*	*Proved NAV/Share*
	$7.46[(1)]	52%	$11.33[(2)]

The acquisition is immediately accretive on a Net Asset Value (Debt Adjusted) basis

(1) Proved NAV/share calculated as YE2018 Proved PV-10 based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas) less total debt divided by current shares outstanding
(2) Pro forma Proved NAV/share calculated as pro forma YE2018 Proved PV-10 based on SEC pricing ($62.04/Bbl of oil and $3.10/Mcf of gas) less pro forma total debt divided by pro forma shares outstanding
Note: Proved Reserves include PDP, PDNP and PUD

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